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                                    LIMITED WAIVER

    LIMITED WAIVER dated as of August 3, 1996 (this "Waiver"), by and among LAMONTS APPAREL, INC., a Delaware corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (the "Borrower"), having its principal place of business at 12413 Willlows Road N.E., Kirkland, WA 98034, THE FIRST NATIONAL BANK OF BOSTON, a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110, and certain other lending institutions that are parties to the Loan Agreement referred to below (collectively, the "Banks"), and THE FIRST NATIONAL BANK OF BOSTON, as agent (the "Agent") for the Banks, relates to the Debtor in Possession and Exit Financing Loan Agreement dated as of June 4, 1996 by and among the Borrower, the Banks and the Agent (the "Loan Agreement"). Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement.

    WHEREAS, the Borrower has requested that the Agent agree to waive certain violations of Section 10.3(c) of the Loan Agreement ("Section 10.3(c)") as herein provided; and

    WHEREAS, the Agent is willing to grant such limited waivers, upon the terms and subject to the conditions contained herein.

    NOW, THEREFORE, the parties hereto hereby agree as follows:

    SECTION 1. LIMITED WAIVER. Under the terms of Section 10.3(c), the Borrower may not permit, prior to the Exit Facility Date, the amount of Borrower's inventory, valued at Book Value, to be less than certain minimum amounts set forth at certain dates, or to exceed certain maximum amounts (the "Maximum Amounts") set forth at certain dates, as more fully described in
Section 10.3(c). The Borrower has notified the Agent that it is or may be in violation of Section 10.3(c) as of the dates July 6, 1996, and August 3, 1996 (the "Specified Dates").

    The Agent hereby waives the prohibitions of Section 10.3(c) solely as they relate to the Maximum Amounts required by Section 10.3(c) and solely with respect to the Specified Dates, provided that the actual inventory amount for July 6, 1996 does not exceed $47,200,000 and that the actual inventory amount for August 3, 1996 does not exceed $48,000,000.

    SECTION 2. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Waiver shall be subject to the execution and delivery hereof by the Borrower, the Agent, and the Banks.


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    SECTION 3.  RATIFICATION, ETC.  Except as expressly provided herein, the
Loan Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect.

    SECTION 4. NO IMPLIED WAIVER. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of the Borrower or any right of the Agent or the Banks consequent thereon.

    SECTION 5. COUNTERPARTS. This Waiver may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

    SECTION 6. GOVERNING LAW. THIS WAIVER SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

    IN WITNESS WHEREOF, the undersigned have duly executed this Waiver as a sealed instrument as of the date first above written.

                                          LAMONTS APPAREL, INC.,
                                          as debtor and debtor in possession


                                          By:   /s/ Debbie Brownfield
                                               ------------------------------
                                                 Name: Debbie Brownfield
                                                 Title: Senior Vice President -
                                                        Finance and Chief
                                                        Financial Officer


                                          THE FIRST NATIONAL BANK
                                          OF BOSTON, individually and
                                          as Agent

                                          By:   /s/ Brent Shay
                                               ------------------------------
                                               Name: Brent Shay
                                               Title: Director